Exhibit 10.2

Execution Version

AMENDMENT TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT TO AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 16, 2016 is made by and among STAPLES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (defined below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.  Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement as defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, as Administrative Agent, as the lender of Swing Line Loans and as an Issuing Bank, Barclays Bank PLC and HSBC Bank USA, National Association, as Issuing Banks and the lenders from time to time party thereto (collectively, the “Lenders”) have entered into that certain Credit Agreement dated as of May 31, 2013 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, the Borrower and the Required Lenders have entered into that certain Amendment No. 1 to Credit Agreement dated as of May 16, 2016 (“Amendment No. 1”) which becomes effective if the ODP Transaction (as defined in Amendment No. 1) is not consummated by February 4, 2016 and a duly authorized officer of the Borrower has delivered a certificate stating so;

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the ODP transaction may not be consummated on or prior to February 4, 2016;

WHEREAS, the Borrower desires to amend Amendment No. 1 and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                    Amendment to Amendment No.1.  Subject to the terms and conditions set forth herein, Section 2(a)(ii) of Amendment No. 1 is hereby amended by deleting the date “February 4, 2016” and inserting in lieu thereof “September 10, 2016”.

2.                                      Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the first date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)                                   one or more counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(ii)                                such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require; and

(b)                                 all legal fees and expenses of the Administrative Agent’s Special Counsel in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.                                      Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                 After giving effect to this Amendment, (i) the representations and warranties contained in §5 of the Credit Agreement and in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of §5.4 of the Credit Agreement shall be deemed to refer to the most recent consolidated balance sheet and the related consolidated statements of income and cash flows furnished pursuant to subsections (a) and (b), respectively, of §6.4 of the Credit Agreement, and (ii) no Default exists.

(b)                                 Since January 31, 2015, there has been no change in the operations, business, properties, assets or financial condition of the Borrower and its Subsidiaries as shown on or reflected in such consolidated balance sheet or the consolidated statements of income and cash flows for the fiscal year then ended, other than changes that could not reasonably be expected to have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries taken as a whole.

(c)                                  This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4.                                      Entire Agreement.  This Amendment constitutes a Loan Document and, together with all other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such

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subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with §24 of the Credit Agreement.

5.                                      Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic imaging means (e.g., “pdf” or “tif”) will be effective as delivery of a manually executed counterpart of this Amendment.

7.                                      Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State and shall be further subject to the provisions of §19 and §23 of the Credit Agreement.

8.                                      Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.                                      References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10.                               Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in §17.2 of the Credit Agreement.

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11.                               FATCA.  Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

12.                               No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Amendment No. 1 to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

STAPLES, INC.

By:	/s/ Christine T. Komola
Name: Christine T. Komola
Title: Executive Vice President and Chief Financial Officer

Staples, Inc.

Amendment to Amendment No. 1

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

Staples, Inc.

Amendment No. 1

Signature Page

BANK OF AMERICA, N.A., as an Issuing Bank, lender of Swing Line Loans and a Lender

By:	/s/ Carlos Medina
Name: Carlos Medina
Title: Vice President

Staples, Inc.

Amendment No. 1

Signature Page

Barclays Bank PLC, as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: VP

Staples, Inc.

Amendment No. 1

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Catherine Dong
Name: Catherine Dong
Title: Vice President

Staples, Inc.

Amendment No. 1

Signature Page

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Lauren Baker
Name: Lauren Baker
Title: Vice President

Staples, Inc.

Amendment No. 1

Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Denis Waltrich
Name: Denis Waltrich
Title: Director

Staples, Inc.

Amendment No. 1

Signature Page

Citibank, N.A., as a Lender

By:	/s/ Alejandro Romero
Name: Alejandro Romero
Title: Vice President

Staples, Inc.

Amendment No. 1

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Staples, Inc.

Amendment No. 1

Signature Page

Goldman Sachs Bank USA, as a Lender

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Staples, Inc.

Amendment No. 1

Signature Page

PNC Bank, National Association, as a Lender

By:	/s/ Michael Richards
Name: Michael Richards
Title: Managing Director, Senior Vice President

Staples, Inc.

Amendment No. 1

Signature Page

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
Name: William Maag
Title: Managing Director

Staples, Inc.

Amendment No. 1

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Conan Schleider
Name: Conan Schleider
Title: Senior Vice President

Staples, Inc.

Amendment No. 1

Signature Page

MUFG Union Bank, N.A. (f/k/a UNION BANK, N.A.), as a Lender

By:	/s/ Susan J. Swerdloff
Name: Susan J. Swerdloff
Title: Managing Director

Staples, Inc.

Amendment to Amendment No. 1

Signature Page

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By:	/s/ Jane Macdonald
Name: Jane Macdonald
Title: Associate Director

Staples, Inc.

Amendment No. 1

Signature Page

Sumitomo Mitsui Banking Corp., as a Lender

By:	/s/ David Kee
Name: David Kee
Title: Managing Director

Staples, Inc.

Amendment No. 1

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

Staples, Inc.

Amendment to Amendment No. 1

Signature Page

Westpac Banking Corporation, as a Lender

By:	/s/ Stuart Brown
Name: Stuart Brown
Title: Director

Staples, Inc.

Amendment No. 1

Signature Page